Merrill Lynch Life Insurance Company
4333 Edgewood Road NE
Cedar Rapids, IA 52499
September 22, 2008
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Life Separate Account II
Merrill Lynch Prime Plan I-IV, Directed — Registration No. 33-43057
Merrill Lynch Prime Plan V – Registration No. 33-43058
Merrill Lynch Prime Plan VI – Registration No. 33-43059
Merrill Lynch Prime Plan 7 – Registration No. 33-43060
Merrill Lynch Directed Life 2 – Registration No. 333-43055
Commissioners:
Merrill Lynch Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2008, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Semi-Annual Report Filings:
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio, SEC File No.: 811-03091
BlackRock Total Return Portfolio, SEC File No.: 811-03091
BlackRock Fundamental Growth Portfolio, SEC File No.: 811-03091
BlackRock Global Allocation Portfolio, SEC File No.: 811-03091
BlackRock High Income Portfolio, SEC File No.: 811-03091
BlackRock Government Income Portfolio, SEC File No.: 811-03911
BlackRock Large Cap Core Portfolio, SEC File No.: 811-03091
BlackRock Money Market Portfolio, SEC File No.: 811-03911
BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund, SEC File No.: 811-03290
BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290
BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290
BlackRock Global Growth V.I. Fund, SEC File No.: 811-03290
BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290
BlackRock International Value V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Growth V.I. Fund, SEC File No.: 811-03290
BlackRock Large Cap Value V.I. Fund, SEC File No.: 811-03290
BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290
BlackRock Utilities and Telecommunications V.I. Fund, SEC File No.: 811-03290

AIM Variable Insurance Funds
AIM V.I. Capital Appreciation Fund, SEC File No.: 811-07452
AIM V.I. Core Equity Fund, SEC File No.: 811-07452
AllianceBernstein Variable Products Series Fund, Inc.
Large Cap Growth Portfolio, SEC File No.: 811-05398
MFS Variable Insurance Trust
MFS Emerging Growth Series, SEC File No.: 811-08326
MLIG Variable Insurance Trust
Roszel/Allianz CCM Capital Appreciation Portfolio, SEC File No.: 811-21038
Roszel/Delaware Trend Portfolio, SEC File No.: 811-21038
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (727) 299-1830.
Very truly yours,
/s/ Arthur D. Woods
Arthur D. Woods
Vice President